UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2011
CRESTWOOD MIDSTREAM PARTNERS LP
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation or Organization)	001-33631 (Commission File Number)	56-2639586 (IRS Employer Identification No.)
717 Texas Avenue, Suite 3150
Houston, TX 77002
(Address of principal executive offices) (Zip Code)
(832) 519-2200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On August 23, 2011, Crestwood Midstream Partners LP (the “Partnership”) issued a news release announcing that representatives of the Partnership intend to make a presentation in Las Vegas, Nevada, on Wednesday and Thursday, August 24 and August 25, 2011 at the 2011 Citigroup Master Limited Partnership Midstream Infrastructure One-on-One Conference and will present an overview of the Partnership. The presentation will be available on the Partnership’s Investor Relations page at www.crestwoodlp.com beginning the morning of August 24, 2011. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.
     The information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Crestwood Midstream Partners LP dated August 23, 2011

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP
By:	Crestwood Gas Services GP LLC
its general partner

Date: August 23, 2011	By:	/s/ William G. Manias
William G. Manias
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Crestwood Midstream Partners LP dated August 23, 2011